PROXY STATEMENT

MANOR INVESTMENT FUNDS, INC. MALVERN,PA 19355
 610-722-0900

Enclosed herewith are Notice of an Annual Meeting of Shareholders of Manor Investment Funds, Inc. (the "Fund"), and a proxy form solicited by the Board of Directors of the Fund. This proxy material was first mailed on October 18, 2001.
The proxy may be revoked at any time before it is exercised either by written notice to the Fund or by submitting another
proxy.   In addition, any shareholder may vote in person at the
meeting as he/she chooses overriding any previously filed proxies. You are requested to place your instructions on the
enclosed proxy and then sign, date and return it.   The cost of
soliciting proxies will be borne by your Fund.
There is one class of capital stock of the Fund, all of which
have equal voting rights.    On October 18,2001, the date of
record, there were 463,375.053 shares outstanding, held by shareholders entitled to notice of and to vote at the meeting.
In all matters each share has one vote.

ELECTION OF DIRECTORS

There are nine (9) nominees listed below who have consented to serve as directors, if elected, until the next Annual Meeting of Shareholders or until their successors are elected and qualified.


Nominees for Election of Directors of Manor Investment Funds,
Inc.

Name&Age    Fund     Director    Principal      Shares held     % of
                      Office   Since       Occupation     as of 9/14      Class

Daniel A.   President* 1995   President      25,019.785	 (1)  5.4%
Morris                                   Morris Capital
  Age: 47                               Advisors, Inc.

Bruce       Secretary* 1995   Attorney        4,534.613  (2)  1.0%
Laverty                                 Valocchi,
  Age: 40                              Fischer &
                                            Laverty

Richard Kund            1995  Director of New   438.065        0.1%
  Age: 44                              Business Dev.
                                           Professional
                                           Detailing, Inc.

James McFadden          1995  VP Credit Admin.  2,504.831 (3)  0.6%
  Age: 54                                 MBNA Corp.

Fred Myers              1995  Certified Public 14,807.02  (4)  3.2%
  Age: 49                            Accountant
                                           Myers &
                                           Associates

Alan Weintraub          1995  Chief Technical    7,281.100  (5) 1.6%
  Age: 45                              Officer QUMAS

Donald Thompson         2001  Network Consultant 16,305.051 (6) 3.5%
  Age: 55

Edward Szkudlapski      2001  President           7812.994      1.7%
  Age: 44                                  Eclipse Business
		            Solutions, Inc.

Edward Matejkovic       2001  Athletic Director
		          West Chester University

* Directors of the Fund defined as "interested persons" in the Investment Company Act of 1940. Mr. Morris is an "interested person" due to his position with the Fund's Investment Adviser. All other Fund officers are also "interested persons".
(1) Includes shares held in joint tenancy with his wife, Anne, and her IRA.
(2) Includes shares held in joint tenancy with his wife, Kimberly, and her IRA.
(3) Includes shares held in his IRA, and the accounts of his wife, Marguerite.
(4) Includes shares held in joint tenancy with his wife, Deborah, and her IRA, and in his corporate profit sharing plan.
(5) Includes shares held in joint tenancy with his wife, Abbey.
(6) Includes shares held in joint tenancy with his wife, Kim, and her IRA

Shareholders have one vote for each share they own for each of nine directors of their choice. All proxies returned to the Fund, except those specifically marked to withhold authority will be cast for the nominees listed above. A majority of the votes cast, when a quorum is present, will be required to elect each director.

BOARD MEETINGS AND COMMITTEES

For 2000 the officers and directors as a group attended 66.3% of all board meetings. Mr. James McFadden serves as Chairman of the Audit Committee for the Board of Directors. Mr. Daniel A. Morris serves as President and Mr. Bruce Laverty serves as Secretary of the Fund. The Board of Directors elects officers for a term of one year. The Board of Directors serves without remuneration.

The officers and directors of the Fund, as a group, own
78,767.015 shares, 17.0% of shares outstanding, beneficially,
directly or indirectly.   There is no other class of stock.

BROKERAGE

The Fund requires all brokers to effect transactions in portfolio securities in such a manner as to get prompt execution of the orders at the most favorable price. Where consistent with best price and execution, and in light of its limited resources, the Fund will deal with primary market makers in placing over-the counter portfolio orders.

The Fund places all orders for purchase and sale of its portfolio securities through its President who is answerable to the Board
of Directors.   The President may select brokers who, in addition
to meeting the primary requirements of execution and price, have furnished statistical or other factual information and services, which, in the opinion of management, are helpful or necessary to the Fund's normal operations. Those services may include economic or industry studies, security analysis and reports, sales literature and statistical services furnished either directly to the Fund or to the Adviser. No effort is made in any given circumstance to determine the value of these services or the amount they might have reduced Adviser expenses.

Other than as set forth above, the Fund has no fixed policy, formula, method or criteria which it uses in allocating brokerage business to brokers furnishing these materials and services. For the calendar year 2000 the Fund paid total brokerage commissions of $2656.83.00 to Charles Schwab & Co. No other brokerage commissions were paid.

RATIFICATION OR REJECTION OF SELECTION OF AUDITORS

Your Board of Directors has selected, subject to shareholder approval, Claude B. Granese, CPA to audit and certify financial statements of the Fund for the year 2001. In connection with the audit function, Claude B. Granese will review the Fund's Annual Report to Shareholders and the Fund's filings with the Securities and Exchange Commission.

The Board of Directors has adopted procedures to preapprove the types of professional services for which the Fund may retain such auditors. As part of the approval process, the Board of Directors considers whether the performance of each professional service is likely to affect the independence of Claude B. Granese. Mr. Granese does not have any direct or material indirect financial interest in the Fund. Mr. Granese has not provided any non-auditing services to the Fund.

Mr. Granese will not be present at the meeting unless requested by a shareholder (either in writing or by telephone) in advance of the meeting. Such requests should be directed to the secretary of the Fund.

SHAREHOLDER PROPOSALS

The Fund expects to hold its next annual meeting in November 2002. Shareholder proposals may be presented at that meeting provided they are received by the Fund not later than January 4, 2002 in accordance with Rule 14a-8 under the Securities & Exchange Act of 1934 which sets forth certain requirements.

OTHER MATTERS
The Board of Directors knows of no other matters to be presented at the meeting other than those mentioned above. Should other business come before the meeting, the proxies will be voted in accordance with the view of the Board of Directors.



ANNUAL MEETING OF SHAREHOLDERS - NOVEMBER 14, 2001

The annual meeting of MANOR INVESTMENT FUNDS, INC. will be held on November 14, 2001 at the offices of the Fund at 15 Chester Commons, Malvern, PA 19355 at 7:00 PM. The undersigned hereby appoints Daniel A. Morris and or Bruce Laverty as proxies to represent and to vote all shares of the undersigned at the meeting, and all adjournments thereof, with all powers the undersigned would possess if personally present. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR ALL ITEMS.

SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED: IF NO DIRECTION IS INDICATED AS TO A PROPOSAL, THE PROXIES SHALL VOTE FOR SUCH PROPOSAL. THE PROXIES MAY VOTE AT THEIR DISCRETION ON ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE MEETING.


1. Election of Directors

   FOR ALL NOMINEES

   WITHHOLD ALL NOMINEES

    To withhold authority for specific nominees, strike a line through their name(s).

     Daniel A. Morris
     Bruce Laverty
     Richard Kund
     James McFadden
     Fred Myers
     Alan Weintraub
     Donald Thompson
     Edward Szkudlapski
     Edward Matejkovic

2. Proposal to ratify the selection of Claude B. Granese by the Board of Directors as independent public accountant to audit and certify financial statements of the Fund for the fiscal year ending December 31, 2001.

        FOR            AGAINST           ABSTAIN

   Please mark, date, sign, and return the proxy promptly in the enclosed envelope. For joint registrations, both parties should sign.

   Shareholder Signature Dated     Shareholder Signature   Dated




Manor Investment Funds, Inc.
15 Chester Commons  Malvern, PA  19355